SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 3, 2001

                            ISEMPLOYMENT.COM, INC.
                            ----------------------
              (Exact name of registrant as specified in charter)

      Wyoming                      000-28611                    86-0970152
-------------------           -------------------           -------------------
  (State or other                 (Commission                    (I.R.S.
  jurisdiction of                 File Number)                   Employer
   incorporation)                                           Identification No.)


                           203-380 Pelissier Street
                           Windsor, Ontario N9A 6W8

     Registrant's telephone number, including area code:  (804) 915-6000

                           Magical Marketing, Inc.
                           -----------------------
              (former name or former address if changed since last report)

===============================================================================


EXPLANATORY NOTE: This Current Report on Form 8-K/A1 amends Item 2 of the Registrant's Current Report on Form 8-K, filed on July 17, 2000.

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     As a part of the merger, Levitz, Zackas & Ciceric will serve as independent public accountants for the combined companies. Levitz, Zackas & Ciceric has served as ISEmployment.com, Inc.'s independent public accountants since January 1, 2000. Robison, Hill & Co., Magical Marketings, Inc.'s accountants, has never served as independent public accountants for ISEmployment.com, Inc. During the two most recent fiscal years there were no disagreement between Magical Marketing, Inc. and Robison, Hill & Co. regarding any matter of accounting principles or practices.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ISEmployment.com
                                 (Registrant)

Date:  January 3, 2001                 By:  /s/ Scott Murray
                                            ----------------
                                            Scott Murray
                                            President

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